                              UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON D.C.  20549

                               SCHEDULE 14A
                               INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials under Rule 14a-12

                            MITY Enterprises, Inc.
              (Name of Registrant as Specified in Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

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[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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             [GRAPHIC OMITTED - MITY ENTERPRISES, INC. LOGO]

                           MITY ENTERPRISES, INC.

                            1301 West 400 North
                             Orem, Utah 84057

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON AUGUST 5, 2004


     The annual meeting of shareholders of MITY Enterprises, Inc., a Utah corporation, will be held at the our headquarters, 1301 West 400 North, Orem, Utah 84057 on Thursday, August 5, 2004, at 2:00 p.m., local time, for the following purposes:

     1. To elect the five nominees to the Board of Directors for the ensuing year or until their successors are elected and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 4, 2004, as the record date for determining shareholders entitled to receive notice of, and to vote at, the annual meeting and any postponement or adjournments thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the annual meeting, you are urged to mark, sign, date and return the enclosed proxy in the enclosed postage-paid envelope as promptly as possible. If you attend the annual meeting, you may, if you wish, withdraw your proxy and vote in person.

                                        By Order of the Board of Directors,


                                        /s/ Gregory D. Dye
                                        Gregory D. Dye
                                        Corporate Secretary

Orem, Utah, June 16, 2004

                           MITY ENTERPRISES, INC.
                            1301 West 400 North
                             Orem, Utah  84057

                        ----------------------------

                              PROXY STATEMENT
                   FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD AUGUST 5, 2004


We are mailing this Proxy Statement, with the accompanying proxy card, to you on June 16, 2004 in connection with the solicitation of proxies by and on behalf of the Board of Directors of MITY Enterprises, Inc. (the "Company") for the Annual Meeting of Shareholders and any adjournment or postponement of that meeting. The meeting will be held Thursday, August 5, 2004, at 2:00 p.m. local time, or at any adjournment(s) thereof. The purposes of the meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at our headquarters, 1301 West 400 North, Orem, Utah 84057.


              INFORMATION CONCERNING SOLICITATION AND VOTING

WHAT AM I VOTING ON?

You are voting on the election of nominees to serve on our Board of Directors and any other business properly coming before the 2004 Annual Meeting of Shareholders.

WHO CAN ATTEND AND VOTE AT THE MEETING?

Shareholders of record at the close of business on June 4, 2004, are entitled to notice of and to vote at the meeting. As of the record date, 4,270,053 shares of Common Stock, $.01 par value per share, were issued and outstanding and entitled to be voted at the meeting. The proxy card provided with this Proxy Statement indicates the number of shares of Common Stock that you own and are entitled to vote at the meeting.

WHAT CONSTITUTES A QUORUM AT THE MEETING?

The presence at the meeting, in person or represented by proxy, of the holders of a majority of our Common Stock outstanding on the record date will constitute a quorum for purposes of the meeting. For purposes of determining whether a quorum exists, proxies received but marked "withhold" or "abstain" and so-called "broker non-votes"(i.e., shares held by a broker nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as present.

HOW DO I VOTE BY PROXY?

Each shareholder will be entitled to one vote for each share of Common Stock held at the record date. If you properly fill in your proxy card and either we or our transfer agent receive it in time to vote at the meeting, your proxy will vote your shares as you have directed.

If you sign, date and return the proxy card but do not specify how your shares are to be voted, then your proxy will vote your shares in accordance with the recommendations of the Board of Directors.

Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. After each proposal has been voted on at the meeting, we will discuss and take action on any other matter that is properly brought before the meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You can change your vote at any time before your proxy is exercised. To change your vote, you may:

- Deliver to the Company a written notice of revocation or a duly executed proxy bearing a later date, or
-  Attend the meeting, withdraw your proxy, and vote in person.

An appointment of proxy is revoked upon the death or incapacity of the shareholder if the Corporate Secretary or other officer of the Company authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises its authority under the appointment.

HOW DO I VOTE MY 401(K) SHARES?

If you participate in our 401(k) plan and hold our shares within that account, you will receive a proxy card that covers Company shares allocated to your account. Properly completed and signed proxy cards will serve to instruct the plan trustee on how to vote any shares allocated to your account.

HOW IS THE COMPANY SOLICITING PROXIES?

We will bear the cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, or by facsimile, and we may reimburse brokerage firms and other persons holding shares of our Common Stock in their names or those of their nominees for their reasonable expenses in forwarding soliciting materials to the beneficial owners.

WHO WILL SERVE AS INSPECTOR OF ELECTIONS?

The Company's Corporate Secretary will count the votes and act as inspector of election.

WHAT IS THE DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS?

Shareholders of the Company who intend to present proposals at our 2005 annual meeting must deliver such proposals to us no later than February 16, 2005, in order to be included in the proxy statement and form of proxy relating to the 2005 annual meeting.

                                 PROPOSAL 1

                            ELECTION OF DIRECTORS

NOMINEES

     Our Board of Directors currently consists of five directors. It is contemplated that five directors will be elected at the annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the board's five nominees, namely, Gregory L. Wilson, Ralph E. Crump, C. Lewis Wilson, Peter Najar and Hal B. Heaton, all of whom are presently directors of the Company.

     Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the annual meeting. The five nominees receiving the highest number of votes will be elected to serve as directors. Accordingly, abstentions and broker non-votes relating to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by proxies will be voted FOR the election of the five nominees named above. In the event that any director nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted FOR any nominee who shall be designated by the present Board of Directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders, or until such person's successor has been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the Board.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FIVE NOMINEES TO OUR BOARD OF DIRECTORS.


         AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE

     The Board of Directors has determined each of the following directors to be "an independent director" as such term is defined in Marketplace Rule 4200
(a)(15) of the National Association of Security Dealers: Ralph E. Crump, Peter Najar, and Hal B. Heaton (the "Independent Directors"). The Independent Directors intend to meet in executive sessions at which only Independent Directors will be present in conjunction with each scheduled meeting of the Board of Directors.

                        BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of six meetings during the fiscal year ended March 31, 2004. The Audit Committee of the Board of Directors, consisting of directors Heaton, Crump and Najar, met five times during the last fiscal year. The Audit Committee is primarily responsible for overseeing the quality and integrity of our accounting, auditing and financial reporting practices. This includes reviewing the services performed by our independent public accountants and internal accounting department and evaluating our accounting principles and system of internal accounting controls. The Compensation Committee of the Board of Directors, consisting of directors Crump, Najar, and Heaton, met four times during the last fiscal year. The Compensation Committee is primarily responsible for reviewing compensation of executive officers and overseeing the granting of stock options. The Nominations Committee of the Board of Directors, consisting of directors Najar, Crump and Heaton, was formed during the last fiscal year and met once during that time period. The Nominations Committee is primarily responsible for determining the slate of director nominees for election to the our Board of Directors, filling vacancies occurring between annual meetings of shareholders, and recommending individuals to the Board for nomination as members of the standing committees of the Board. All members of the Board of Directors, Audit Committee, Compensation Committee, and Nominations Committee attended at least 75 percent of all meetings held during the fiscal year ended March 31, 2004. The Board's policy is that each of our directors is expected to attend the Annual Meeting of Shareholders. All members of the Board of Directors were in attendance at last year's Annual Meeting. Stockholders who wish to communicate directly with the Board of Directors can contact them by mail at: MITY Enterprises, Inc. Board of Directors, Attention: Gregory L. Wilson, Chairman of the Board, 1301 West 400 North, Orem, UT 84057. All communications made by this means will be received by the Chairman of the Board.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to our director nominees and executive officers as of June 4, 2004.

                                       DIRECTOR OR OFFICER
   NAME              AGE              POSITION WITH THE COMPANY
-----------------   -----     --------------------------------------
Gregory L. Wilson     56      Chairman of the Board
Bradley T Nielson     42      President and Chief Executive Officer
Paul R. Killpack      35      Chief Financial Officer and Corporate Treasurer
Gregory D. Dye        44      Corporate Secretary
Ralph E. Crump        80      Director
Peter Najar           54      Director
C. Lewis Wilson       63      Director
Hal B. Heaton         53      Director

     Officers are appointed by and serve at the discretion of the Board of Directors. Each director holds office until the next annual meeting of shareholders or until his successor has been duly elected and qualified. Gregory L. Wilson and C. Lewis Wilson are brothers. Ralph E. Crump is the father-in-law of Peter Najar. All of our executive officers devote full time to their duties. Non-management directors devote such time as is necessary to carry out their responsibilities.

     The following is a description of the business experience of each of our director nominees and executive officers.

     GREGORY L. WILSON is our founder and has been a director since our inception in September 1987. He served as the President and Chief Executive Officer from the Company's inception in September 1987 to May 2002. He has served as Chairman of the Board since March 1988. Mr. Wilson also served as the Treasurer from September 1993 to August 1995. From 1982 until 1987, Mr. Wilson was President of Church Furnishings, Inc., in Provo, Utah. He is currently a director of Stratasys, Inc. (Nasdaq), Design Imaging, LLC, and Iomedics, Inc. He earned a Bachelor of Arts Degree in Economics from Brigham Young University and a Masters of Business Administration Degree from Indiana University.

     BRADLEY T NIELSON has served as our President and Chief Executive Officer since May 2002. He served as the Chief Financial Officer from March 1994 to May 2002, and Chief Operating Officer from August 1998 to May 2002. He served as Corporate Secretary from January 1998 to August 1998. From August 1992 to March 1994, Mr. Nielson was the Vice President - Finance for Pinnacle Micro, Inc. From January 1991 to August 1992, he was a management consultant for Price Waterhouse's National Manufacturing Management Consulting Group. He was employed by Ernst & Young from June 1985 to January 1991. Mr. Nielson graduated summa cum laude with a Bachelor of Science Degree in Accounting from Brigham Young University. Mr. Nielson is Certified in Production and Inventory Management. He is also a Certified Public Accountant, a Certified Management Accountant and is Certified in Financial Management.

     PAUL R. KILLPACK has served as our Chief Financial Officer since May 2002. He has served as Treasurer since August 1998. He joined the Company in April 1997 and served as the Controller prior to being named Treasurer. Mr. Killpack graduated from Brigham Young University with a Masters of Business
Administration Degree.   He is a Certified Management Accountant and is
Certified in Financial Management.

     GREGORY D. DYE has served as our Corporate Secretary since August 1998. He joined the Company in August 1997 and served as an engineer, trainer and
quality manager prior to being named Corporate Secretary.   From May 1985 to
July 1997, he was a manager for Woodgrain Millwork, Inc. Mr. Dye graduated from Utah State University with a Bachelors Degree in Business/Production Management.

     RALPH E. CRUMP has been a director since March 1988. Mr. Crump is President of Crump Industrial Group, an investment firm located in Trumbull, Connecticut. He is a founder and director of Stratasys, Inc. (Nasdaq). He is also a founder, director and chairman of Structural Instrumentation, Inc. (Nasdaq). Mr. Crump was a founder and director of Osmonics, Inc. which merged in 2003 with General Electric (NYSE). From 1962 until 1987, Mr. Crump was the President and Chairman of Frigitronics, Inc. (NYSE). Mr. Crump is also a Trustee of the Alumni Foundation of the University of California at Los Angeles and a member of the Board of Overseers for the Thayer Engineering School at Dartmouth College. He received a Bachelor of Science Degree in Engineering from the University of California at Los Angeles and a Bachelor of Science Degree in Marine Engineering from the U. S. Merchant Marine Academy. Mr. Crump is a licensed professional mechanical engineer by examination. Mr. Crump is a member of the Audit, Compensation, and Nominations Committees. He chairs the Compensation Committee.

     PETER NAJAR has been a director since March 1988. Mr. Najar has been a sales engineer employed by Lange Sales, Inc. in Littleton, Colorado from November 1981 to the present. From 1977 to 1981, Mr. Najar was the National Technical Director for Head Ski Co. Mr. Najar is a member of the Audit, Compensation, and Nominations Committees. He chairs the Nominations Committee.

     C. LEWIS WILSON has been a director since May 1991. Since 1996, Mr. Wilson, a licensed professional engineer, has served as the Chairman and Chief Executive Officer of Heath Engineering Company, a consulting engineering firm based in Salt Lake City, Utah. From 1987 to 1996, Mr. Wilson was the President of Heath Engineering Company. He received a Bachelor of Engineering Sciences Degree in Mechanical Engineering from Brigham Young University and a Masters of Mechanical Engineering Degree from Purdue University. Mr. Wilson is a published technical author and has been an Adjunct Professor of Mechanical Engineering at the University of New Mexico, Brigham Young University and the University of Utah.

     HAL B. HEATON has been a director since May 2001. He is currently the Denny Brown Professor of Business Management at Brigham Young University's Marriott School of Management. He has served as a professor at Brigham Young University from 1982 to 1988 and from 1990 to present. From 1988 to 1990, he was a visiting associate professor of finance at Harvard University, where he taught corporate finance and advanced capital markets courses in Harvard's Master of Business Administration program. He also serves as a director for Acceris Incorporated (OTC), formerly I-Link Incorporated. He received a Ph.D. in Finance and a Masters Degree in Economics from Stanford University. He received his Masters of Business Administration and a Bachelors Degree in Computer Science and Mathematics from Brigham Young University. Mr. Heaton is a member of the Audit, Compensation, and Nominations Committees. He chairs the Audit Committee.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own beneficially more than 10 percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and Nasdaq initial reports of ownership and reports of changes in ownership of the Company's equity securities. Officers, directors and greater than 10 percent beneficial owners are required to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that the directors, officers, and greater than 10 percent shareholders have timely filed all necessary Forms 3, 4 and 5, for the fiscal year ended March 31, 2004 except for a Form 4 filing for director Hal B. Heaton reporting in January 2004 the grant of stock options awarded by the Company in October 2003.

                SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth security ownership information as of June 4, 2004 (i) for persons known by us to own beneficially more than 5 percent of the Company's Common Stock, (ii) for each director or director nominee and named executive officer, and (iii) for all named executive officers and directors as a group:

                                      SHARES BENEFICIALLY       PERCENT OF
NAME & ADDRESS(1)                            OWNED(2)            CLASS(3)
------------------------------------  --------------------     -----------
Gregory L. and Kathleen Wilson(4)            779,463              17.54%
Peter Najar and Constance S. Crump(5)        381,207               8.58
David L. Babson & Co., Inc.(6)               256,636               5.78
Royce & Associates, LLC(7)                   249,300               5.61
Ralph E. Crump(8)                            242,200               5.45
Bradley T Nielson(9)                         146,250               3.29
C. Lewis Wilson(10)                           32,100               0.72
Paul R. Killpack(11)                          27,773               0.63
Gregory D. Dye(12)                            23,819               0.54
Hal B. Heaton(13)                             16,000               0.36
All officers and directors as a
  group (8 persons)                        1,648,812              37.11

(1)  The address for Gregory L. and Kathleen Wilson, Bradley T Nielson, Paul
R. Killpack, and Gregory D. Dye is 1301 West 400 North, Orem, Utah 84057. The address for Peter Najar and Constance S. Crump is 9900 Phillips Road, Lafayette, Colorado 80026. The address for David L. Babson & Co., Inc. is One
Memorial Drive, Cambridge, MA 02142.   The address for Royce & Associates, LLC
is 1414 Avenue of the Americas, New York, NY 10019. The address for Ralph E. Crump is 28 Twisted Oak Circle, Trumbull, Connecticut 06611. The address for
C. Lewis Wilson is 377 West 800 North, Salt Lake City, Utah 84103. The address for Hal B. Heaton is 1441 North 1450 East, Provo, Utah 84604.

(2) The number of shares beneficially owned includes shares of the Company's Common Stock for which the persons set forth in this table have or share either investment or voting power. The number of shares beneficially owned also includes shares that any of the named persons has the right to acquire within 60 days of June 4, 2004 upon exercise of the stock options granted to them under the Company's 1990 Stock Option Plan and the Company's 1997 Stock Incentive Plan.

(3) All percentages have been calculated to include 4,270,053 shares of Common Stock outstanding on June 4, 2004, and the options exercisable by the named individuals within 60 days following June 4, 2004.

(4) Includes 514,813 shares owned individually by Mr. Wilson, 223,664 shares owned individually by his wife, Kathleen Wilson, 10,986 shares held by Kathleen Wilson as the custodian for the Wilson children, and 30,000 shares that Mr. Wilson had the right to acquire within 60 days following June 4, 2004 upon exercise of options granted to him. Gregory and Kathleen Wilson disclaim beneficial ownership of the shares held by Kathleen Wilson as custodian for their children.

(5) Includes 196,574 shares owned individually by Mr. Najar, 178,633 shares owned individually by his wife Constance S. Crump, and 6,000 shares held by Constance S. Crump as trustee in a trust for certain minor-aged relatives. Mr. Najar disclaims beneficial ownership of the shares held by Constance S. Crump as trustee.

(6) Information is based on Form 13F, dated May 14, 2004, filed with the SEC by David L. Babson & Co., Inc. for the period ended March 31, 2004.

(7) Information is based on Form 13F, dated May 12, 2004 filed with the SEC by Royce & Associates LLC for the period ended March 31, 2004.

(8) Includes 121,100 shares owned individually by Mr. Crump and 121,100 shares owned individually by Marjorie Crump, the wife of Mr. Crump.

(9) Includes 33,500 shares owned individually by the Bradley T Nielson Trust, 22,750 shares owned by the Kellie Joan Nielson Trust and 90,000 shares that Mr. Nielson had the right to acquire within 60 days following June 4, 2004 upon exercise of options granted to him. Mr. Nielson is the trustee of the Bradley T Nielson Trust. Kellie Joan Nielson is the trustee of the Kellie Joan Nielson Trust and is the wife of Mr. Nielson. Mr. Nielson disclaims beneficial ownership of the shares held by Kellie Joan Nielson.

(10) Includes 7,068 shares owned individually by Mr. Wilson, 18,114 shares owned jointly by Mr. Wilson and his wife, Grace Wilson, 6,018 shares owned individually by Grace Wilson, and 900 shares held by Mr. Wilson as custodian for the Wilson children.

(11) Includes 2,000 shares owned individually by Mr. Killpack, 773 shares owned by Mr. Killpack through the Company's 401(k) Plan and 25,000 shares that Mr. Killpack had the right to acquire within 60 days following June 4, 2004 upon exercise of options granted to him.

(12) Includes 2,000 shares owned individually by Mr. Dye, 3,819 shares owned by Mr. Dye through the Company's 401(k) Plan and 18,000 shares that Mr. Dye had the right to acquire within 60 days following June 4, 2004 upon exercise of options granted to him.

(13) Includes 6,000 shares owned individually by Mr. Heaton and 10,000 shares that Mr. Heaton had the right to acquire within 60 days following June 4, 2004 upon exercise of options granted to him.


                         EQUITY AND COMPENSATION

The following table sets forth the annual and long-term compensation awards to our President and Chief Executive Officer and the other three most highly compensated executive officers (the "Named Executive Officers") for services in all capacities to the Company for the fiscal years ended March 31, 2002, March 31, 2003 and March 31, 2004.

                         SUMMARY COMPENSATION TABLE

                                                      Long-Term
Annual Compensation                                  Compensation

                                                       Securities
                                                       Underlying     All
                       Fiscal                            Options     Other
                        Year        Salary   Bonus (1)   SARs (#)   Comp.(2)
                       ------      -------   ---------  ---------   -------
Gregory L. Wilson,      2004       $85,000    $73,000         -     $40,400
Chairman                2003        85,000     74,100         -      39,900
                        2002        85,000     76,000         -      36,200

Bradley T Nielson,      2004        80,000    150,000         -       9,700
President and Chief     2003        80,000    150,000         -      14,000
Executive Officer       2002        80,000    143,000         -      13,900

Paul R. Killpack,       2004        80,000     48,000     8,000(3)    2,200
Chief Financial Officer 2003        76,200     44,000    10,000(4)    1,800
and Corporate Treasurer 2002        70,000     41,500         -       3,900


Gregory D. Dye,         2004        80,000     53,000    15,000(3)    3,100
Corporate Secretary     2003        80,000     47,200         -       2,500
                        2002        80,000     45,000         -       4,800

(1) During the reported periods, bonuses were awarded annually at the discretion of the Board of Directors to the Named Executive Officers and certain other officers and Company personnel. No formal bonus plan exists. The Board is not obligated to award bonuses.

(2) Amounts under the column heading "All Other Compensation" represent matching contributions made by the Company under our 401(k) defined contribution plan, the value of personal use of Company-owned vehicles, and other miscellaneous compensation. In fiscal year 2002, 2003, and 2004, Mr. Wilson received $24,000, $25,900, and $27,000, respectively, for serving on the board of directors of Broda Enterprises, Inc.

(3) Options vest over a four-year period commencing in 2004, one-fourth of the options vesting per year.

(4) Options vest over a four-year period commencing in 2003, one-fourth of the options vesting per year.

     The following table sets forth certain information with respect to grants of stock options made during the last completed fiscal year to the Named Executive Officers.

                   OPTION GRANTS IN LAST FISCAL YEAR (1)
                                                          POTENTIAL REALIZABLE
                 NUMBER OF   PERCENTAGE  EXERCISE           VALUE AT ASSUMED
                 SECURITIES   OF TOTAL      OR                ANNUAL RATES
                 UNDERLYING   OPTIONS      BASE              OF STOCK PRICE
                   OPTIONS   GRANTED TO    PRICE   EXPIR-   APPRECIATION FOR
                   GRANTED  EMPLOYEES IN    PER    ATION     OPTION TERM(2)
NAME               (SHARES) FISCAL YEAR    SHARE    DATE       5%       10%
-----------------  -------  ------------  -------  ------   -------  --------
Gregory L. Wilson       0         -           -        -        -         -

Bradley T Nielson       0         -           -        -        -         -

Paul R. Killpack    8,000       7.0%       $17.90  4/19/14  $90,000  $228,000

Gregory D. Dye     15,000      13.0%       $17.90  4/19/14 $169,000  $428,000

(1) All options granted become exercisable in four equal annual installments beginning in 2004. Options are granted for a term of ten years, subject to earlier termination in certain events, and are not transferable. The exercise price is equal to the fair market value of the Common Stock on the date of grant. The Compensation Committee retains discretion, subject to certain restrictions, to modify the terms of outstanding options.

(2) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission, and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises depend upon the future financial performance of the Company, overall market conditions and the option holder's continued employment through the vesting period. This table does not take into account any actual appreciation in the price of the Common Stock from the date of the grant.

     Shown below is information with respect to exercises of stock options during the last completed fiscal year by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR-END OPTION VALUES

                                                     NUMBER             VALUE
                                              OF SECURITIES    OF UNEXERCISED
                                                 UNDERLYING      IN-THE-MONEY
                                                UNEXERCISED   OPTIONS/SARS AT
                                            OPTIONS/SARS AT    MARCH 31, 2004
                                          MARCH 31, 2004(#)            ($)(1)
                        SHARES
                   ACQUIRED ON       VALUE     EXERCISABLE/      EXERCISABLE/
                   EXERCISE(#)  REALIZED($)   UNEXERCISABLE     UNEXERCISABLE
                   -----------  -----------   -------------   ---------------
Gregory L. Wilson        --          --           30,000/0        $184,000/$0

Bradley T Nielson     16,500     147,000      90,000/7,500   $918,000/$77,000

Paul R. Killpack       2,000      14,000     25,000/17,500   $154,000/$58,000

Gregory D. Dye         4,500      51,000     18,000/17,500   $138,000/$26,000

(1) Value is based on market price of the Company's Common Stock (closing price of $17.04 per share on The Nasdaq National Market on March 31, 2004) less the exercise price.


                   REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee Report establishes our executive compensation policies and the basis for the compensation paid to our executive officers, including our Chief Executive Officer, during the fiscal year ended March 31, 2004.

COMPOSITION AND RESPONSIBILITY OF COMPENSATION COMMITTEE

     The Compensation Committee is responsible for reviewing and approving our compensation policies and practices, for reviewing and approving the remuneration of the Company's directors and senior management, for succession planning with respect to our senior executive positions and for administering the Company's stock option plans. The Compensation Committee bases its recommendations on established policies and on the individual's and the Company's performance. None of the members of the Compensation Committee are officers or employees of the Company or its subsidiaries.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     Our principal goal is to create value for our shareholders. We believe that officers and employees who advance that goal should have their compensation allied with the interests of shareholders.

     Our executive compensation philosophy is founded on four principal objectives: 1) to link the interests of executive officers with the short and long-term interests of our shareholders; 2) to link executive compensation to the performance of the Company and the individual; 3) to leverage performance through emphasis on variable compensation; and 4) to compensate executive officers at a level and in a manner that ensures we are capable of attracting, motivating and retaining individuals with exceptional executive skills.

     The majority of the compensation of our executive officers is comprised of three components -- salary, annual cash bonuses and long-term incentives in the form of stock options -- and is structured to be competitive within the industry and geographic location. Cash bonuses and stock options are directly linked to our performance and the individual's contribution to our strategic goals. The Compensation Committee considers our record of financial performance in all of its compensation reviews.

BASE SALARY

     On average, base salaries are set at levels lower than the median base salary levels of executives of comparable positions within the institutional furniture industry. Base salaries are reviewed and adjusted periodically.

CASH BONUSES

     Cash bonuses for executive officers reflect both individual and corporate performance during the year and our success in achieving our goals. The performance criteria considered in determining cash bonus awards vary in accordance with the position and responsibilities of the individual being evaluated. Financial and operational indicators, combined with personal achievements that demonstrate a contribution to our growth, are among the significant considerations in determining bonuses for executive officers.

STOCK OPTIONS

      The purpose of our 1997 Stock Incentive Plan is two-fold: 1) to ensure an incentive exists to maximize shareholder wealth by tying executive compensation to share price performance; and 2) to reward those executives making a long-term commitment to the Company. Stock options are granted by the Compensation Committee in accordance with the 1997 Stock Incentive Plan approved by shareholders at not less than the closing price on the business day the options are granted. According to the plan's provisions, the Compensation Committee determines the number of shares subject to each option, the option price, the extent to which each option is exercisable from time to time during the term of the option, and any other provisions with respect to
such option.   Options are not assignable.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The salary we paid to Bradley T Nielson for the fiscal year ended March 31, 2004 was determined in accordance with the policies set forth above. The Compensation Committee believes Mr. Nielson's base salary is lower than the compensation paid by companies of comparable size or within our industry. We paid $150,000 in bonuses to Mr. Nielson based on our revenue and operating profit performance for the fiscal year ended March 31, 2004 compared to targeted goals. The Compensation Committee elected not to make any equity awards to Mr. Nielson during the fiscal year ended March 31, 2004 because of existing incentives tied to our performance.

     The Compensation Committee believes that the concepts discussed above further the shareholders' interests and that officer compensation encourages responsible management of the Company.

                    COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                    Ralph E. Crump, Chairman of the Compensation Committee Peter Najar, Member
                    Hal B. Heaton, Member


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of Ralph E. Crump, Peter Najar, and Hal B. Heaton, none of whom is a current or former officer of the Corporation. There are no interlocking board memberships between officers of the Corporation and any member of the Committee.

     401(K) PLAN. In January 1995, our Board of Directors adopted a Defined Contribution 401(k) Plan and Trust (the "401(k) Plan"). The 401(k) Plan allows the Board to determine the amount of the Company contribution. The Board adopted a contribution formula specifying that such discretionary employer matching contributions would equal 25 percent of the participating employee's contribution to the 401(k) Plan up to a maximum discretionary employer contribution of 3 percent of a participating employee's compensation, as defined by the 401(k) Plan. In addition, the Board at its discretion can provide for additional employer matching. For the 401(k) Plan year ended December 31, 2003, the Board provided for additional matching contributions that would equal 49.1 percent of the participating employee's contribution to the 401(k) Plan up to a maximum 3 percent of a participating employee's compensation, as defined by the 401(k) Plan. For the 401(k) Plan year ended December 31, 1997, 1998, 2000, 2001, and 2002, the Board provided for additional matching contributions that would equal 37.5 percent. For the 401(k) Plan year ended December 31, 1999, the Board provided for additional matching contributions that would equal 43.75 percent. The 401(k) Plan allows the Board to utilize either our Common Stock or cash as a matching contribution. To date, all matching contributions have been in cash. The Board has approved the reservation of 187,500 shares of Common Stock for issuance under the Company's 401(k) Plan. These shares may be issued to satisfy all or a portion of our matching contribution under the 401(k) Plan or issued as a result of a participant's election to acquire shares of our Common Stock as an investment option under the 401(k) Plan. If such investment option is elected by plan participants, the shares will be issued at a price per share which is equal to the fair market value of a share of Common Stock on the last day of the applicable quarterly election period. As of June 4, 2004, 120,688 shares had been issued to the 401(k) Plan, leaving 66,812 shares remaining to be issued to the 401(k) Plan. All domestic employees who have completed at least six months of service with us and who satisfy other requirements are eligible to participate in the 401(k) Plan.

     EMPLOYMENT AGREEMENTS. We have entered into an employment agreement effective May 21, 2003, with Gregory L. Wilson, the Company's Chairman, for a term ending May 20, 2008. We have entered into employment agreements effective February 1, 2001 with Bradley T Nielson, Chief Executive Officer, Paul R. Killpack, Chief Financial Officer, and Gregory D. Dye, Corporate Secretary, each for a term ending January 31, 2006. Each employment agreement provides that compensation will be determined annually by the Compensation Committee of the Board of Directors. Each employment agreement contains a non-compete clause covering the term of the agreement and three years thereafter. Except for Mr. Wilson's agreement, each employment agreement can be terminated by us without cause entitling the terminated employee to six months salary as severance. Mr. Wilson's employment agreement can be terminated by us without cause entitling him to two months salary as severance.

     DIRECTOR COMPENSATION. Except for Mr. Heaton, our directors receive no compensation for attendance at Board meetings. However, the directors are reimbursed for their expenses related to attending Board meetings. Mr. Heaton is paid $1,500 for each Board Meeting attended.


                      REPORT OF THE AUDIT COMMITTEE

     The Audit Committee consists of Hal B. Heaton, Ralph E. Crump and Peter Najar, each of whom is an Independent Director. The Audit Committee functions pursuant to a written charter adopted by our Board of Directors. The charter is attached as Exhibit A to this Proxy Statement.

     In accordance with the written charter adopted by our Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. During fiscal 2004, the Committee met five times, and the Committee discussed the interim financial information contained in each quarterly earnings announcement with our president, chief financial officer, treasurer and independent auditors prior to public release.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor's independence. The Audit Committee also discussed with our management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks. The Audit Committee also considered whether non-audit services provided by the auditors during the last fiscal year were compatible with maintaining the auditor's independence.

     The Audit Committee discussed and reviewed with the independent auditors all matters and communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements.

     The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended March 31, 2004 with our management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the auditors to the Committee, the Audit Committee recommended to the Board that our Company's audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2004 for filing with the Securities and Exchange Commission.

                              AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                              Hal B. Heaton, Chairman of Audit Committee
                              Ralph E. Crump, Member
                              Peter Najar, Member





AUDITOR'S FEES

     Fees paid to our auditors' firm were comprised of the following:


                              2004                 2003
                            -------              -------
Audit Fees  (a)             $75,000              $86,000

Audit-Related Fees (b)        7,000               13,000

Tax Fees (c)                 25,000               25,000

All Other Fees                 None                 None
                           --------             --------
Total Fees                 $107,000             $124,000
                           ========             ========

(a) Fees for audit services consisted of the audit of our annual financial statements and reviews of our quarterly financial statements.
(b) Fees for audit related services in 2004 consisted of the audit of our employee benefit plan. Fees for audit related services in 2003 consisted of the audit of our employee benefit plan and financial accounting and reporting consultations.
(c) Tax fees consisted of assistance with tax compliance, preparation of tax returns, and tax consultation, planning and implementation services.

PRE-APPROVAL OF FEES

     The Audit Committee has delegated to the Chair of the Audit Committee authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent auditors and associated fees. The Chair must report any decisions to pre-approve such audit-related or non-audit related services and fees to the full Audit Committee at its next regular meeting. All of the fees for the fiscal years ended March 31, 2004 and 2003 were pre-approved.

AUDIT COMMITTEE FINANCIAL EXPERT

     Our Board of Directors has determined that each of Hal B. Heaton, Chair of the Audit Committee, and Ralph E. Crump, Audit Committee Member, is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is an independent director.

CODE OF ETHICS

      We have adopted a code of business conduct and ethics for our directors, officers and executives. The Code of Ethics is available on our website at mityinc.com. You may request a free copy of the Code of Ethics from us at MITY Enterprises, Inc., Attn: Investor Relations, 1301 West 400 North, Orem, UT 84057.

CERTAIN TRANSACTIONS

     We have entered into indemnification agreements with each of our officers and directors. We have adopted policies that prohibit any loans to officers, directors and 5 percent or more shareholders. During the fiscal year ended March 31, 2004, no such transactions occurred.

     We have entered into an agreement with Heath Engineering Company for building design services. C. Lewis Wilson, a director, has served as the Chairman and Chief Executive Officer of Heath Engineering Company. The contract is for $100 per hour plus expenses. As a result of this contract, we paid Heath Engineering Company $10,000 during the fiscal year ended March 31, 2004. We believe that the terms are no less favorable to us than could be obtained from an unrelated third party.


                   REPORT OF THE NOMINATING COMMITTEE

The Nominating Committee has three members who are all Independent Directors. The Nominating Committee performs in accordance with a charter adopted by our Board of Directors, a copy of which can be found on our website at www.mityinc.com.

BOARD COMPOSITION

The Nominating Committee's responsibilities are to make recommendations to our Board of Directors from time to time as to changes that the Nominating Committee believes to be desirable as to the size of the Board or any committee thereof. In performing this duty, the Nominating Committee identifies individuals believed to be qualified to become Board members and to select, or recommend to the Board, the nominees to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders.

QUALIFICATIONS

In selecting or recommending candidates, the Nominating Committee shall take into consideration the criteria approved by the Board, which may be set forth in any Corporate Governance Guidelines adopted by the Board and such other factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Nominating Committee will consider director candidates recommended by Shareholders and submitted to the Nominating Committee. The Committee may consider candidates proposed by management, but is not required to do so. For the 120 day period prior to the release of this year's proxy statement, no security holder director nominations have been received.


                         NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS Peter Najar, Chairman of the Nominating Committee Ralph E. Crump, Member
                         Hal B. Heaton, Member


STOCK PERFORMANCE

     The following graph compares the yearly percentage change in the cumulative total shareholder return on our Common Stock for the period beginning April 1, 1999 and ending March 31, 2004 with the cumulative total return of other indices. The comparison assumes $100 was invested on April 1, 1999 in our Common Stock and in each of such indices and assumes reinvestment of dividends. The publicly traded companies in the peer index are Chromcraft Revington, Inc., Falcon Products, Inc., Flexsteel Industries, Inc., and Virco Manufacturing Corporation.

                [GRAPHIC OMITTED - STOCK PERFORMANCE CHART]


                         4-1-99  3-31-00  3-31-01  3-31-02  3-31-03  3-31-04
                        -------  -------  -------  -------  -------  -------
MITY Enterprises, Inc.  $100.00  $162.91   $71.93  $126.39  $108.39  $167.61

Russell 2000 Index       100.00   137.29   116.25   132.51    96.78   158.55

Self-determined Peer
 Group                   100.00    86.86    86.02    96.74    94.78   102.30

                               INDEPENDENT AUDITOR

     Deloitte & Touche LLP serves as our independent auditor. A representative from Deloitte & Touche LLP will be in attendance at the Annual Meeting of Shareholders, will have the opportunity to make a statement if the representative so decides, and will be available to answer questions by shareholders.


                                OTHER MATTERS

     We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as we may recommend.


            ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST TO PAUL R. KILLPACK, CHIEF FINANCIAL OFFICER, MITY ENTERPRISES, INC., 1301 WEST 400 NORTH, OREM, UTAH 84057. THE REPORT IS ALSO AVAILABLE ON THE COMPANY'S WEBSITE AT www.mityinc.com UNDER "FINANCIAL INFO - SEC FILINGS."


                                        By the Order of Board of Directors


                                        /s/ Gregory D. Dye
                                        Gregory D. Dye, Corporate Secretary

DATED:  June 16, 2004

FORM OF PROXY:


                               MITY ENTERPRISES, INC.

                     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MITY ENTERPRISES, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 5, 2004.

The undersigned common shareholder of MITY Enterprises, Inc., a Utah corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, to be held on August 5, 2004, 2:00 p.m. local time at the Company's headquarters, 1301 West 400 North, Orem, Utah, and hereby appoints Bradley T Nielson and Gregory D. Dye, or either of them, each with the full power of substitution, as proxies to act and to vote, as designated herein, at said Annual Meeting of Shareholders and at all adjournments thereof, all shares of common stock which the undersigned would be entitled to vote on the matters set forth below, if personally present.

1. ELECTION OF DIRECTOR NOMINEES: Gregory L. Wilson, Ralph E. Crump, C. Lewis Wilson, Peter Najar and Hal B. Heaton.

[ ]   FOR all nominees listed (except as marked to the contrary below)

[ ]   WITHHOLD AUTHORITY to vote for all nominees listed

Instruction: To withhold authority for an individual nominee, write that nominee's name here:

_____________________________________________________________________

(Continued and to be signed on other side)


2. IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSAL 1. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

                              Dated:                      , 2004

                              ________________________________
                               Signature(s)

(This proxy should be marked, dated, signed by each shareholder exactly as such shareholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, please sign in full corporation name by the President or by an authorized corporate officer. If a partnership, please sign in partnership name by an authorized person).

                                                                  APPENDIX A

                           MITY ENTERPRISES, INC.
                          AUDIT COMMITTEE CHARTER

As amended and restated on January 19, 2004


I.  COMPOSITION OF THE AUDIT COMMITTEE.

     The Audit Committee of MITY Enterprises, Inc. (the "Company") shall be comprised of at least three directors, each of whom is (i) "independent" under the rules of the Nasdaq Stock Market, Inc., except as permitted by Nasdaq Rule 4350(d) and the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, and (iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

     Notwithstanding the immediately preceding paragraph, one director who is not "independent" under the rules of the Nasdaq Stock Market, Inc., who does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, who is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Exchange Act, and who is not a current officer or employee, or a spouse, parent, child or sibling, whether by blood, marriage or adoption of, or a person who has the same residence as, any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, shall have determined that such individual's membership on the Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years and may not chair the Committee.

     No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company's annual proxy statement.

     Members shall be appointed by the Board based on nominations recommended by the Company's Independent Directors, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The Board shall designate one member of the Audit Committee as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue.

II.  PURPOSE OF THE AUDIT COMMITTEE.

     The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting. Management and the internal auditors are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually auditing management's assessment of the effectiveness of internal control over financial reporting (commencing in the fiscal year ending March 31, 2006), and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

     The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

     The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

III.  MEETINGS OF THE AUDIT COMMITTEE.

     The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee should meet separately periodically with management, the internal auditors and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Committee shall meet in executive session at least twice a year. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.  DUTIES AND POWERS OF THE AUDIT COMMITTEE.

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1.    with respect to the independent auditors,

     (i) to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee;

     (ii) to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;

     (iii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

     (iv) to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

     (v) to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

     (vi) to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;

     (vii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner;

     (viii)to review and approve all related party transactions of the Company; and

     (ix) to take into account the opinions of management and the Company's internal auditors in assessing the independent auditors' qualifications, performance and independence.

     2.    with respect to internal auditing,

     (i)   to review the appointment and replacement of the internal auditors;
and

     (ii) to advise the internal auditors that they are expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditors and management's responses thereto.

     3. with respect to accounting principles and policies, financial reporting and internal audit control over financial reporting,

     (i) to advise management, the internal auditors and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

     (ii) to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented or other professional standards, including reports and communications related to:

           - deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

           - consideration of fraud in a financial statement audit;

           - detection of illegal acts;

           - the independent auditors' responsibility under generally accepted auditing standards;

           - any restriction on audit scope;

           - significant accounting policies;

           - significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

           - management judgments and accounting estimates;

           - any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

           - the responsibility of the independent auditors for other information in documents containing audited financial statements;

           - disagreements with management;

           - consultation by management with other accountants;

           - major issues discussed with management prior to retention of the independent auditors;

           - difficulties encountered with management in performing the audit;

           - the independent auditors' judgments about the quality of the Company's accounting principles;

           - reviews of interim financial information conducted by the independent auditors; and

           - the responsibilities, budget and staffing of the Company's internal audit function;

     (iii) to meet with management, the independent auditors and, if appropriate, the internal auditors:

           - to discuss the scope of the annual audit;

           - to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

           - to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditors or the independent auditors, relating to the Company's financial statements;

           - to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

           - to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

           - to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders; and

           - to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

     (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

     (v) to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

     (vi) to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with the Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act;

     (vii) to discuss with the Company's General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

     (viii)to discuss and review the type and presentation of information to be included in earnings press releases;

     (ix) to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

     (x) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and

     (xi) to establish hiring policies for employees or former employees of the independent auditors.

     4.    with respect to reporting and recommendations,

     (i) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual report or proxy statement;

     (ii) to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors;

     (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (iv) to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

V.  DELEGATION TO SUBCOMMITTEE.

The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

VI.  RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE.

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

     1. Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company;

     2. Compensation of any advisers employed by the Audit Committee; and

     3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.